The Realty Majors Portfolio
The Equity Investor Fund Cohen & Steers Realty Majors" Portfolio is a Defined Asset Fund® with investments in many of the leading Real Estate Investment Trusts ("REITs") in the U.S. The Portfolio is broadly diversified by both geographic region and property type and is designed to provide a total investment return from both current income and the potential for capital appreciation.
Investment Overview

The Cohen & Steers Realty Majors portfolio posted strong absolute and relative performance in the four quarter and the full year as REIT share prices outperformed nearly every major market average by a wide margin. These returns were driven by strong growth in REIT earnings, reflecting the excellent health of most major property markets. REITs, with their relatively predictable earnings and stable dividends benefited, as investors sought relief from the extreme volatility in the broader market. Despite a slowing economy, Cohen & Steers continues to expect REIT fundamentals to remain solid in 2001 due to the long-term nature of most leases and the expected absence of any significant new construction activity. Further, they believe that the expected rate of REIT earnings growth may be very attractive compared to that of the S&P 500 earnings growth in 2001. Finally, they believe that the hallmarks of REIT investing, namely relatively predictable earnings, stable growth and attractive dividends, are attributes many investors will seek in the coming year.

Realty Majors In the News Fourth Quarter 2000
  AvalonBay Communities commenced the $103 million, phase one development of high-rise apartments on the Queens West waterfront in New York City. Separately, the company issued $200 million of senior notes at 7.6%.
  Crescent Real Estate Equities saw continued share purchases by management, including Chairman Richard Rainwater who bought 584,900 shares in October.
  Develops Diversified, which owns 46% of American Industrial Properties ("AIP"), agreed to acquire all remaining AIP shares for $13.74 per share. The purchase will be funded by $348 million of asset sales from AIP, leaving Developers with 39 remaining properties.
  Equity Office Properties issued $1 billion of senior notes at an average rate of 7.6%.
  Equity Residential Properties won the right to renovate and build 4,000 housing units at the U.S. Army's Fort Lewis base near Seattle for $300 million.
  First Industrial Realty Trust continued the strategic repositioning of its portfolio by completing the sale of $170 million of industrial properties on Long Island.
  Highwoods Properties sold $412 millon of office properties and development projects into two joint ventures.

  Mack-Cali Realty started development of two class-A office towers, totaling 1.5 million square feet, for $400 million in Jersey City, New Jersey.
  Reckson Associates sold a 49% interest in 1.5 million square feet of office properties in the New York Tri-State area for $136 million.
  Simon Property Group, the largest owner and manager of regional malls in the U.S., continued to show positive operating trends by increasing occupancy levels to 90.5% versus 88.5% a year ago.
  Spieker Properties realized rent increases of 83% on office space leased in the third quarter. Separately, the company issued $200 million of senior notes at 7.7%.
  The Rouse Company raised $85 million by contributing Las Vegas office and industrial assets to a joint venture. Proceeds will be allocated to the company's $250 million share repurchase program.
  Vornado Realty Trust continued to focus on strategic acquisitions by purchasing an office building in the Penn Station submarket of New York City for $128 million.
  Third quarter 2000 Funds From Operations (cash flow) growth averaged 10.5% for the companies in the Realty Majors Portfolio.

Portfolio Highlights as of 12/31/00
Symbol	RMP001
Number of Holdings	27
Total Net Assets	$322 Million
NAV per Unit	$0.95559
Termination Date	May 29, 2001
Investment Consultant	Cohen & Steers Capital Management
Total Returns*
Past performance is no guarantee of future returns.

	FOURTH QUARTER	ONE YEAR 12/31/99-12/31/00	ANNUALIZED SINCE 4/23/98
Realty Majors Portfolio	3.6%	29.1%	5.5%
Dow Jones Equity REIT Index†	5.6%	29.6%	2.7%
S&P REIT †Index	4.4%	29.1%	0.6%
DJIA†	1.7%	-4.7%	8.1%
S&P 500 Index†	-7.8%	-9.1%	7.7%

*	Change in stock prices plus dividends reinvested divided by initial price. The Portfolio reflects deduction of ongoing expenses of .348 annually. While most holders purchased units without any sales charge, a 2% sales charge (not reflected in these figures) is currently deducted on secondary market purchases.
†	The Dow Jones Equity REIT Total Return Index reflects both price changes and dividend payouts of 118 equity REIT stocks. The S&P REIT Index is a capitalization-weighted index of 100 REIT stocks. The Dow Jones Industrial Average is a price-weighted index of 30 large-cap common stocks chosen as representative of American industry. The S&P 500 Stock Price Composite Index (S&P 500 Index) is a capitalization weighted index of 500 large-cap common stocks. The names "Dow Jones Industrial Average" and "Dow Jones REIT Index" are the property of Dow Jones & Company, Inc. "S&P REIT Index" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc.

Dividend Review
Twenty-four of the Realty Majors increased their dividends by an average of 24.9% since the inception of the Fund (see reverse for details).
Dividends are paid monthly or can be reinvested in additional units of the Fund.

Dividend Changes Since Inception — 4/23/98 through 12/31/00
Twenty-four companies have announced dividend increases averaging 24.9% (since inception).
Company	New Dividend	% Change Since 4/23/98	Company	New Dividend	% Change Since 4/23/98
Public Storage, Inc.	$1.48‡	68.2%	ProLogis Trust	$1.38	21.1%
Kimco Realty Corp.	2.88	44.7	Archstone Communities Trust	1.64	20.6
Crescent Real Estate Equities Co.	2.20	44.7	The Rouse Company	1.32	17.9
Duke-Weeks Realty Corp.	1.72	43.3	Health Care Property Investors, Inc.	3.00	17.2
Equity Office Properties Trust	1.80	40.6	Post Properties, Inc.	3.04	16.9
Avalon Bay Communities, Inc.	2.24	33.3	The Macerich Company	2.12	15.2
Vornado Realty Trust	2.12	32.5	Manufactured Home Communities, Inc.	1.66	14.5
First Industrial Realty Trust, Inc.	2.63	24.1	Highwoods Properties, Inc.	2.28	11.8
Reckson Associates Realty Corp.	1.54	23.2	Arden Realty, Inc.	1.86	10.7
Spieker Properties, Inc.	2.80	22.8	Developers Diversified Realty Corp.	1.44	9.9
Mack-Cali Realty Corp.	2.44	22.0	Nationwide Health Properties, Inc.	1.84	9.5
Equity Residential Properties Trust	3.26	21.6	Taubman Centers, Inc.	1.00	6.4

The Realty Majors Portfolio as of 12/31/00

Company	Symbol	Price Per Share	Annual Dividend	Current Dividend Yield§	Market Cap. ($ in Millions)	Property Sector
Archstone Communities Trust	ASN	$25.750	$1.64	6.4%	$3,154	Apartment
Arden Realty, Inc.	ARI	21.125	1.86	7.4	1,591	Office
AvalonBay Communities, Inc.	AVB	50.125	2.24	4.5	3,361	Apartment
CarrAmerica Realty Corp.	CRE	31.313	1.85	5.9	2,099	Office
Crescent Real Estate Equities Co.	CEI	22.250	2.20	9.9	2,439	Office
Developers Diversified Realty Corp.	DDR	13.313	1.44	10.8	731	Retail
Duke-Weeks Realty Corp.	DRE	24.625	1.72	7.0	3,141	Office/Industrial
Equity Office Properties Trust	EOP	32.625	1.80	5.5	9,964	Office
Equity Residential Properties Trust	EQR	55.313	3.26	5.9	7,281	Apartment
First Industrial Realty Trust, Inc.	FR	34.000	2.63	7.7	1,317	Industrial
Frontline Capital Group||	FLCG	16.438	0.00	0.0	594	Office
Health Care Property Investors, Inc.	HCP	29.875	3.00	10.0	1,523	Health Care
Highwoods Properties, Inc.	HIW	24.875	2.28	9.2	1,453	Office
Kimco Realty Corp.	KIM	44.188	2.88	6.5	2,786	Retail
The Macerich Company	MAC	19.188	2.12	11.0	656	Retail
Mack-Cali Realty Corp.	CLI	28.563	2.44	8.5	1,635	Office
Manufactured Home Communities, Inc.	MHC	29.000	1.66	5.7	604	Manufactured Homes
Nationwide Health Properties, Inc.	NHP	12.875	1.84	14.3	595	Health Care
Post Properties, Inc.	PPS	37.563	3.04	8.1	1,486	Apartment
ProLogis Trust	PLD	22.250	1.38	6.2	3,656	Industrial
Public Storage, Inc.	PSA	24.313	1.48‡	6.1	3,021	Self Storage
Reckson Associates Realty Corp.	RA	27.188	1.54	5.7	280	Office/Industrial
The Rouse Company	RSE	25.500	1.32	5.2	1,753	Retail
Simon Property Group, Inc.	SPG	24.000	2.02	8.4	4,050	Retail
Spieker Properties, Inc.	SPK	50.125	2.80	5.6	3,281	Office/Industrial
Taubman Centers, Inc.	TCO	10.938	1.00	9.1	576	Retail
Vornado Realty Trust	VNO	38.313	2.12	5.5	3,327	Office

‡	Includes $0.60 Per share special dividend declared in September 2000.
§	Calculated by annualizing the latest quarterly or semi-annual ordinary dividend declared and dividing the result by its market value as of t close of trading on December 31, 2000.
||	Formally known as Reckson Services Industries, Inc. Reckson Service Industries, Inc. was spun off from Reckson Associates Realty Corp. in June 1998.

The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate due to its policy of concentration in the securities of real estate companies. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.

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